NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Large Cap Value Fund

Supplement dated September 12, 2019
to the Summary Prospectus dated April 30, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective October 1, 2019

1.	The table under the heading “Fees and Expenses” on page 1 of the Summary Prospectus is deleted in its entirety and replaced with the following:

	Class I Shares	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.34%	0.34%	0.19%
Total Annual Fund Operating Expenses	0.99%	1.24%	0.84%
Fee Waiver/Expense Reimbursement(1),(2)	(0.20)%	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.79%	1.04%	0.64%

(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.77% (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) until at least September 30, 2020. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.

(2)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.127% of the management fee to which the Adviser would otherwise be entitled until April 30, 2021. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.

2.	The table under the heading “Example” on page 1 of the Summary Prospectus is deleted in its entirety and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$81	$296	$528	$1,195
Class II Shares	106	374	662	1,483
Class Y Shares	66	248	447	1,019

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE